UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through April 30, 2020

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing more than $6.8 billion in seven closed-end funds*

*As of 4/30/2020.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder,

Welcome to your semiannual report for the six-month period ended April 30, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low yield, high volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed and can adjust to the changing risks and opportunities in the market.

On January 14, 2020, we announced that the Fund had transitioned from a managed distribution to a level rate distribution plan effective as of January 13, 2020. This change had no impact on the Fund’s distribution rate. We believe the change allows CGO to maintain a stable level distribution sustainable over the long-term. During the period, the Fund provided a compelling monthly distribution of $0.1000 per share. We believe the Fund’s current annualized distribution rate, which was 12.18%* on a market price basis as of April 30, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. With the Fund’s level rate distribution policy, we aim to keep distributions consistent from month to month, and at a level we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/20 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or net realized short-term capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Market Review

The semiannual period brought unprecedented uncertainty to the global economy and markets. Global efforts to contain the COVID-19 pandemic resulted in severe and rapid declines in economic activity and global financial markets. The turmoil in the markets reached its height in March, with the S&P 500 falling more than 30% over just a few weeks. As investors sought safe havens and central banks lowered short-term rates, yields plummeted and the U.S. 10-year Treasury yield reached a record low. Meanwhile, oil prices slumped on the back of weak demand and geopolitics. By the end of the reporting period, market conditions had stabilized to a large extent, however. Significant market rebounds occurred during the final weeks of the period as investor sentiment improved in the wake of fiscal and monetary policy efforts.

For the semiannual period overall, equities came under the most pressure, particularly emerging market equities. Convertible securities demonstrated relative resilience, with the U.S. market posting a modest advance and the global market falling slightly. In the bond market, U.S. investment grade and short-term U.S. markets gained, benefiting from a flight to perceived safety.1

Outlook

We are confident that both the economy and markets will recover, although we cannot predict the exact timeline. Although we are in the midst of sweeping uncertainties and discouraging headlines, it is important to remember that the economy and markets have navigated many crises that seemed quite insurmountable at the time.

Countries around the world have responded to the pandemic with unprecedented global monetary and fiscal policy responses. In the U.S., the Federal Reserve and federal government have acted swiftly, increasing the likelihood for a relatively faster economic recovery. U.S. consumer balance sheets are in better shape than they were in 2008, while credit markets and the banking system are operating in an orderly fashion.

From an investment perspective, the economy and markets are unlikely to recover at the same pace. Markets are typically forward looking and have often turned the corner not when problems were fully solved but when things looked “less bad.” We’ve already seen the stock market gain ground back from March lows, and we believe better market conditions can continue, even before the pandemic is resolved and the economy is fully up and running again.

Even though market conditions have improved since late March, we expect volatility to remain very high, due to the pandemic, economic shocks and U.S. elections. This is an environment that will favor active management and security selection. As conditions change, we may see significant shifts in market leadership. We believe that our investment teams will be able to navigate these crosscurrents, drawing on our long-term perspective, risk-management experience and deep research capabilities.

Letter to Shareholders

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   3

Throughout my 50-year investing career, I have maintained that there is opportunity in every market environment. I believe this holds true. During this recent correction, many securities were sold off more severely than we believe their fundamentals warranted. Our teams sought to take advantage of these dislocations to build positions in companies, sectors and investment themes that provide attractive compensation for their potential risks. Additionally, our teams are finding many opportunities in newly issued securities. For example, as companies seek capital, high yield bonds and convertible securities are coming to market with very attractive terms.

Asset Allocation Considerations—Stay Invested and Utilize Calamos Closed-End Funds

As the global health crisis of COVID-19 has upended the global economy, many investors are understandably worried about their asset allocations. In these fast moving markets, making panicked moves or trying to time the markets is very dangerous. Markets can rise as unpredictably as they fall, but it’s impossible to predict these changes with certainty. Investors who make sudden shifts when markets are falling may find that they’ve capture the downside, only to miss the upside.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Calamos closed-end funds are designed to meet the needs of long-term investors. We understand the importance that clients place on risk management, and we continually seek out ways to enhance the risk/reward characteristics of the funds. For example, the Fund’s active management of convertible securities, which combine the characteristics of stocks and traditional fixed income securities, provided the opportunity for upside participation with equity risk mitigation on the downside in March.

Calamos closed-end funds help investors stay invested for the long-term—and avoid the dangerous temptation to time the markets. Far too often, investors who make lots of short-term moves get whipsawed—they sell at the lows and miss the rebounds. This short-term mindset can have a very detrimental impact on returns.

Of course we strongly encourage you to seek out your investment professional, who can help address financial goals and risk considerations, as well as decide which Calamos closed-end funds are most appropriate for your income needs. Or visit us at www.calamos.com to learn more.

Letter to Shareholders

4   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Conclusion

I founded Calamos Investments more than 40 years ago, during the difficult financial markets of the 1970s. Throughout the years, the economic and investment landscape have changed dramatically against a backdrop of technological advancements and globalization. However, our vision has remained constant. We are dedicated to providing innovative investment approaches that help investors achieve their financial goals, including through uncertain times.

As always, we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -7.43% for the six-month period ending April 30, 2020. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned -3.16%. The MSCI Emerging Market Index is a measure of emerging market equity performance. For the six-month period, the index returned -10.39%.

The ICE BofA All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.50% for the six-month period. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -0.52% for six-month period.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2020, the index returned 4.86%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned -6.60% for the six-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.58% for the six-month period.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed Income and Total Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/20

Common Shares – Inception 10/27/05
	6 Months	1 Year	Since Inception**
On Market Price	-14.00%	-18.48%	6.26%
On NAV	-9.97%	-10.08%	6.61%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	18.2%
Consumer Discretionary	14.1
Financials	12.3
Health Care	11.6
Communication Services	11.5
Industrials	9.2
Energy	7.4
Consumer Staples	5.4
Materials	4.5
Utilities	2.7
Real Estate	1.3
Other	1.0
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) seeks to provide total return and an attractive monthly distribution from a diversified portfolio of global equities, convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we endeavor to fine-tune the portfolio to generate capital gains and income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe the Fund’s relatively high level of exposure to convertible and equity assets is ultimately optimal for the portfolio over time, and will help us tap into risk-managed investment opportunities as financial markets recover from the impact of COVID-19.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth. We believe that better capitalized companies, with strong management teams and reliable cash flow will be better positioned to sustain the effects of COVID-19 in the near-term, and better adapt to the post-pandemic business environment.

How did the Fund perform over the reporting period?

The Fund returned -9.97% on a net asset value (NAV) basis for the six-month period ended April 30, 2020. On a market price basis, the Fund returned -14.00%. In comparison, the broad global equity market declined -7.03% for the period, as measured by the MSCI World Index.

At the end of the reporting period, the Fund’s shares traded at a -0.20% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs, as shareholders often times source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

On January 13, 2020, the Fund announced the change to a “Level Rate Distribution Policy.” This change had no impact on the Fund’s distribution rate. We believe this change allows CGO to maintain a stable level distribution sustainable over the long-term. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 12.18% of market price as of April 30, 2020.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 2.16%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.64% and 1.28%, respectively.

What factors influenced performance over the reporting period?

The outbreak of the COVID-19 virus had a devastating impact on financial markets and global economies, as all sectors comprising the MSCI ACWI Index reflected the very challenging conditions. On the policy front, the Federal Reserve took aggressive actions to support the economy and stabilize markets, including an emergency interest rate cut, increased repo operations and significant asset purchases in the open market. From a fiscal perspective, Congress approved a multi-trillion dollar stimulus package with provisions to help individuals, businesses and municipalities. U.S. economic readings indicated the rapid toll on economic activity, with consumer confidence and employment figures heading south following years of improvement over this extended cycle.

The Fund has the ability to invest in a range of strategies including convertible securities, high yield as well as U.S. and global equities. This enables the Fund to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we can attempt to mitigate financial markets’ risk from COVID-19 by adjusting our exposures across these multiple strategies. This flexibility should be helpful as we seek to mitigate risk in vulnerable areas of the financial markets, and take advantage of opportunities in the midst of economic recovery.

ASSET ALLOCATION AS OF 4/30/20

Investment Team Discussion

8   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Our underweight and selection in financials, notably in diversified banks, was additive to performance relative to the MSCI World Index. In addition, our selection in consumer discretionary, notably in apparel, accessories & luxury goods, was helpful to performance. Geographically, our selection in Emerging Asian securities proved helpful.

Conversely, our underweight in information technology, namely systems software, was disappointing. In addition, our underweight and selection in health care, namely in pharmaceuticals, impeded results. Our overweight and holdings in the U.S. were also detrimental.

How is the Fund positioned?

Our heaviest allocations reside within the information technology, consumer discretionary and financials sectors. As we see a return to growth with many countries emerging from the paralysis of COVID-19, we maintain a heavier weighting in the U.S. We favor quality growth companies with higher quality balance sheets, strong brands, free cash flows and experienced management. We seek to invest in businesses poised to benefit from a resurgent U.S. consumers’ optimism and spending power. We also see opportunities available outside the U.S., as Asia/Pacific and Europe each make up approximately 20% of our portfolio and represent attractive valuations post COVID-19.

We also believe that businesses and individuals will remain focused on productivity enhancements in a post Covid-19 environment, thereby stimulating demand for technology. The general welfare of the U.S. consumer is providing opportunities in the consumer discretionary sector where pent up demand will hopefully soon be unleashed as the global economy begins to reopen. We believe that financials remain an attractive sector, especially large-cap banks that are well positioned to weather the effects of the market disruptions and take advantage of economic recovery. They also offer compelling income sources given the current low interest rate environment. Conversely, our weights in real estate and utilities are notably below the index weighting, as we do not foresee optimal growth in those sectors.

In terms of portfolio positioning, we favor a blend of secular growth and select defensive growth businesses, in addition to more cyclical opportunities that may be well positioned for a potential recovery in the second half of 2020. We continue to focus on companies demonstrating solid cash flow generation, healthy balance sheets, and the ability to compound growth over the medium to longer-term periods. In terms of thematic and sector perspectives, we see opportunities in technology, communications services, consumer discretionary, and health care companies targeting critical demand areas within their respective industries.

The average credit quality of rated securities within the portfolio is approximately BB+, which is higher than the Credit Suisse High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors. Our holdings in credits that are CCC or below was approximately 4%.

As the financial markets recover, we believe the environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets improve. As of April 30, 2020, our amount of leveraged assets was approximately 30%.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the U.S. and global economies. We believe Fed actions and Government fiscal policies will be extremely accommodative going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive catalyst for economic revitalization. During times of continued volatility, it is imperative that we conduct an ongoing risk assessment of our actively managed portfolio to optimize returns.

We must consider the novel coronavirus pandemic’s impacts on all aspects of economic activity, alongside policy actions and the path of corporate earnings, when analyzing global equities. Global monetary policy is extremely accommodative and the major central banks have taken aggressive actions to address the effects of reduced economic activity and heightened uncertainty. Against this challenging backdrop, we do see opportunities in global stocks, benefiting from abundant global liquidity, a record level of coordinated stimulus, and the potential for virus mitigation and vaccine development. Despite these potential positives, we are mindful that markets will likely remain volatile, and we remain closely attuned to the near-term risks. We believe our active, risk-managed investment approach positions us to take advantage of the volatility as well as opportunities in global equities and convertible securities.

Schedule of Investments April 30, 2020 (Unaudited)

10 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (21.8%)
Airlines (0.0%)
25,282	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$21,871

Communication Services (3.5%)
65,000	Arrow Bidco, LLC* 9.500%, 03/15/24	36,001
	CenturyLink, Inc.µ*
60,000	4.000%, 02/15/27	58,828
25,000	5.125%, 12/15/26	23,970
95,000	Cincinnati Bell, Inc.µ* 8.000%, 10/15/25	96,313
60,000	CommScope, Inc.µ* 5.500%, 03/01/24	60,118
40,000	Consolidated Communications, Inc.µ 6.500%, 10/01/22	36,354
200,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	208,474
90,000	Cumulus Media New Holdings, Inc.µ* 6.750%, 07/01/26	73,530
37,000	Diamond Sports Group, LLC / Diamond Sports Finance Companyµ* 5.375%, 08/15/26	28,227
305,000	Embarq Corp.µ 7.995%, 06/01/36	319,166
	Entercom Media Corp.*
77,000	6.500%, 05/01/27µ	56,713
46,000	7.250%, 11/01/24	29,064
	Frontier Communications Corp.@
120,000	7.625%, 04/15/24	34,173
80,000	11.000%, 09/15/25	25,080
65,000	10.500%, 09/15/22	20,071
40,000	8.500%, 04/01/26*	37,027
30,000	8.000%, 04/01/27*	30,663
20,000	7.125%, 01/15/23	5,441
13,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.µ* 5.250%, 12/01/27	13,373
40,000	Gray Television, Inc.µ* 7.000%, 05/15/27	40,351
	Hughes Satellite Systems Corp.µ
27,000	6.625%, 08/01/26	28,932
15,000	5.250%, 08/01/26	15,841
	iHeartCommunications, Inc.µ
60,000	5.250%, 08/15/27*	54,965
25,000	8.375%, 05/01/27	20,910
	Intelsat Jackson Holdings, SA
90,000	9.750%, 07/15/25*	52,265
35,000	8.000%, 02/15/24µ*	35,824
25,000	5.500%, 08/01/23	13,656

PRINCIPAL AMOUNT		VALUE
	Netflix, Inc.µ
405,000	5.375%, 02/01/21	$414,048
202,000	3.625%, 06/15/25*	204,520
40,000	4.875%, 06/15/30*	42,944
25,000	4.875%, 04/15/28	26,657
91,000	Scripps Escrow, Inc.µ* 5.875%, 07/15/27	77,679
	Sirius XM Radio, Inc.µ*
65,000	5.500%, 07/01/29	68,711
65,000	4.625%, 07/15/24	66,444
	Sprint Corp.µ
165,000	7.875%, 09/15/23	185,783
150,000	7.125%, 06/15/24	168,582
75,000	7.625%, 03/01/26	88,868
35,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	36,449
	Telesat Canada / Telesat, LLCµ*
42,000	4.875%, 06/01/27	41,002
25,000	6.500%, 10/15/27	23,708
125,000	United States Cellular Corp.µ 6.700%, 12/15/33	132,077
	Windstream Services, LLC / Windstream Finance Corp.@
19,000	7.750%, 10/01/21	646
6,000	10.500%, 06/30/24*	346
		3,033,794

Consumer Discretionary (3.2%)
24,000	Asbury Automotive Group, Inc.µ* 4.500%, 03/01/28	20,160
	Ashton Woods USA, LLC / Ashton Woods Finance Companyµ*
39,000	6.625%, 01/15/28	32,108
32,000	9.875%, 04/01/27	30,907
45,000	Beverages & More, Inc.* 11.500%, 06/15/22	24,952
65,000	Boyd Gaming Corp.µ 6.000%, 08/15/26	58,881
80,000	Caesars Resort Collection, LLC / CRC Finco, Inc.µ* 5.250%, 10/15/25	63,017
	CCO Holdings, LLC / CCO Holdings Capital Corp.µ*
155,000	5.125%, 05/01/27	161,975
65,000	5.750%, 02/15/26	67,876
20,000	5.000%, 02/01/28	20,650
39,000	Cedar Fair, LPµ* 5.250%, 07/15/29	33,575
	Century Communities, Inc.µ
65,000	6.750%, 06/01/27	57,093
58,000	5.875%, 07/15/25	53,657
110,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	102,590
68,000	DISH DBS Corp.µ 7.750%, 07/01/26	67,090

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
105,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	$101,207
	ESH Hospitality, Inc.µ*
35,000	5.250%, 05/01/25	32,946
26,000	4.625%, 10/01/27	23,567
	Expedia Group, Inc.*
25,000	7.000%, 05/01/25	25,583
18,000	6.250%, 05/01/25	18,359
	Ford Motor Companyµ
240,000	8.500%, 04/21/23	238,042
15,000	9.000%, 04/22/25	14,622
12,000	9.625%, 04/22/30	11,814
10,000	Gap, Inc.* 8.375%, 05/15/23	10,478
65,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	63,949
105,000	goeasy, Ltd.µ* 5.375%, 12/01/24	94,087
95,000	Guitar Center, Inc.* 9.500%, 10/15/21	66,599
13,000	Installed Building Products, Inc.µ* 5.750%, 02/01/28	12,506
79,000	L Brands, Inc.µ 6.875%, 11/01/35	58,698
75,000	Lennar Corp.µ 5.250%, 06/01/26	77,944
	M/I Homes, Inc.µ
60,000	5.625%, 08/01/25	55,363
40,000	4.950%, 02/01/28*	35,238
55,000	Macy’s, Inc.µ 3.875%, 01/15/22	45,830
	Mattel, Inc.µ*
65,000	5.875%, 12/15/27	63,621
60,000	6.750%, 12/31/25	61,045
75,000	Meritage Homes Corp.µ 6.000%, 06/01/25	77,265
12,000	MGM Resorts International 6.750%, 05/01/25	11,733
26,000	Michaels Stores, Inc.* 8.000%, 07/15/27	18,167
49,000	Newell Brands, Inc.µ 4.700%, 04/01/26	49,677
6,000	Nordstrom, Inc.µ* 8.750%, 05/15/25	6,432
	Penske Automotive Group, Inc.µ
60,000	5.500%, 05/15/26	55,761
30,000	5.375%, 12/01/24	27,989
187,000	PetSmart, Inc.µ* 5.875%, 06/01/25	188,562
161,000	Rite Aid Corp.µ* 6.125%, 04/01/23	147,469
35,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	28,208

PRINCIPAL AMOUNT		VALUE
65,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.µ* 4.875%, 11/01/27	$57,519
85,000	Staples, Inc.µ* 7.500%, 04/15/26	67,402
39,000	Taylor Morrison Communities, Inc.µ* 5.750%, 01/15/28	35,397
65,000	Twin River Worldwide Holdings, Inc.µ* 6.750%, 06/01/27	51,854
22,922	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	18,414
12,000	Vail Resorts, Inc.* 6.250%, 05/15/25	12,396
45,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	35,453
		2,795,727

Consumer Staples (0.8%)
45,000	Dean Foods Company*@ 6.500%, 03/15/23	1,418
40,000	Energizer Holdings, Inc.µ* 6.375%, 07/15/26	41,217
45,000	Fresh Market, Inc.* 9.750%, 05/01/23	28,723
	JBS USA LUX, SA / JBS USA Finance, Inc.µ*
145,000	5.875%, 07/15/24	148,340
75,000	6.750%, 02/15/28	80,480
19,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	20,236
	New Albertson’s, Inc.
33,000	7.750%, 06/15/26	33,742
15,000	8.000%, 05/01/31	15,356
	Pilgrim’s Pride Corp.µ*
75,000	5.875%, 09/30/27	76,491
25,000	5.750%, 03/15/25	25,288
	Post Holdings, Inc.µ*
60,000	5.750%, 03/01/27	61,669
20,000	5.500%, 12/15/29	20,208
14,000	5.625%, 01/15/28	14,263
57,000	Simmons Foods, Inc.µ* 7.750%, 01/15/24	59,963
	Vector Group, Ltd.µ*
69,000	6.125%, 02/01/25	67,016
28,000	10.500%, 11/01/26	26,280
		720,690

Energy (2.0%)
40,000	Apergy Corp.µ 6.375%, 05/01/26	32,849
38,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	980

Schedule of Investments April 30, 2020 (Unaudited)

12 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Buckeye Partners, LPµ
40,000	3.950%, 12/01/26	$36,509
25,000	5.850%, 11/15/43	18,105
	Calfrac Holdings, LP*
27,000	8.500%, 06/15/26	1,708
13,750	10.875%, 03/15/26	7,257
115,000	California Resources Corp.* 8.000%, 12/15/22	4,095
65,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	1,503
50,000	Cheniere Energy Partners, LPµ 5.625%, 10/01/26	48,196
31,000	Chesapeake Energy Corp.* 11.500%, 01/01/25	900
23,000	Continental Resources, Inc. 3.800%, 06/01/24	19,198
80,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	38,087
	Denbury Resources, Inc.
59,000	7.750%, 02/15/24*	10,503
25,000	9.250%, 03/31/22*	4,582
15,000	5.500%, 05/01/22	361
15,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	1,605
	Energy Transfer Operating, LP
120,000	4.781%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	67,760
115,000	5.500%, 06/01/27µ	116,144
	EnLink Midstream Partners, LP
65,000	4.850%, 07/15/26	40,429
60,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	15,399
	EP Energy, LLC / Everest Acquisition Finance, Inc.*@
45,000	9.375%, 05/01/24	836
31,000	7.750%, 05/15/26	3,835
	EQT Corp.µ
40,000	7.000%, 02/01/30	37,746
20,000	6.125%, 02/01/25	19,212
43,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 6.250%, 05/15/26	36,005
100,000	Gulfport Energy Corp. 6.375%, 05/15/25	47,493
14,000	Hess Midstream Operations, LPµ* 5.125%, 06/15/28	12,338
13,000	Holly Energy Partners, LP / Holly Energy Finance Corp.µ* 5.000%, 02/01/28	11,814
25,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	10,218
82,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	11,604

PRINCIPAL AMOUNT		VALUE
60,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.µ* 6.000%, 08/01/26	$48,547
108,000	McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc.*@ 10.625%, 05/01/24	5,516
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	9,358
25,000	7.500%, 01/15/26	8,465
25,000	Murphy Oil Corp. 5.875%, 12/01/27	17,063
25,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	4,904
79,000	NuStar Logistics, LPµ 4.750%, 02/01/22	73,084
35,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	4,604
	Occidental Petroleum Corp.
75,000	2.700%, 08/15/22µ	65,353
35,000	4.300%, 08/15/39	22,181
55,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	39,268
40,000	Parkland Fuel Corp.µ* 5.875%, 07/15/27	38,636
50,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	34,769
510,000	Reliance Industries, Ltd.* 4.125%, 01/28/25	529,128
51,000	SESI, LLC 7.750%, 09/15/24	10,605
25,000	SM Energy Company 6.750%, 09/15/26	6,836
	Transocean, Inc.*
35,000	7.500%, 01/15/26	13,321
25,000	8.000%, 02/01/27	9,761
65,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	34,499
25,000	Viper Energy Partners, LPµ* 5.375%, 11/01/27	22,271
70,000	W&T Offshore, Inc.* 9.750%, 11/01/23	23,111
23,000	Weatherford International, Ltd.µ* 11.000%, 12/01/24	17,063
50,000	Whiting Petroleum Corp.@ 6.625%, 01/15/26	5,118
		1,700,732

Financials (3.1%)
166,000	Acrisure, LLC / Acrisure Finance, Inc.µ* 7.000%, 11/15/25	149,227

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
26,000	AG Issuer, LLCµ* 6.250%, 03/01/28	$22,908
110,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuerµ* 6.750%, 10/15/27	109,872
	Ally Financial, Inc.µ
85,000	8.000%, 11/01/31	104,098
20,000	5.800%, 05/01/25	21,322
104,000	Amwins Group, Inc.µ* 7.750%, 07/01/26	107,543
120,000	AssuredPartners, Inc.µ* 7.000%, 08/15/25	112,054
35,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	31,501
125,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLCµ* 5.750%, 05/15/26	100,985
	Credit Acceptance Corp.µ
65,000	6.625%, 03/15/26	58,586
52,000	5.125%, 12/31/24*	45,784
65,000	Donnelley Financial Solutions, Inc.µ 8.250%, 10/15/24	60,600
46,000	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	27,881
84,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	77,169
	HAT Holdings I, LLC / HAT Holdings II, LLCµ*
40,000	5.250%, 07/15/24	39,919
10,000	6.000%, 04/15/25	10,015
225,000	HUB International, Ltd.µ* 7.000%, 05/01/26	224,424
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ
65,000	5.250%, 05/15/27	61,858
8,000	4.750%, 09/15/24	7,600
100,000	ILFC E-Capital Trust II*‡ 3.570%, 12/21/65 3 mo. USD LIBOR + 1.80%	50,012
120,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	117,734
200,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.µ* 7.250%, 08/15/24	179,975
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ*
50,000	5.250%, 10/01/25	36,438
15,000	4.250%, 02/01/27	10,745
35,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	35,576

PRINCIPAL AMOUNT		VALUE
125,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	$124,019
100,000	MetLife, Inc.µ 6.400%, 12/15/66	111,016
	Navient Corp.µ
120,000	5.000%, 03/15/27	101,430
55,000	6.750%, 06/25/25	51,031
50,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	49,095
65,000	Radian Group, Inc.µ 4.875%, 03/15/27	57,989
75,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	75,987
	Springleaf Finance Corp.µ
85,000	6.875%, 03/15/25	80,459
65,000	7.125%, 03/15/26	60,811
13,000	6.625%, 01/15/28	11,495
65,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	55,814
20,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	19,763
25,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	22,878
	VICI Properties, LP / VICI Note Company, Inc.µ*
52,000	3.750%, 02/15/27	48,403
28,000	4.625%, 12/01/29	25,901
26,000	4.125%, 08/15/30	23,756
		2,723,673

Health Care (2.9%)
119,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	114,041
145,000	Bausch Health Americas, Inc.µ* 8.500%, 01/31/27	159,953
110,000	Bausch Health Companies, Inc.µ* 5.750%, 08/15/27	116,281
	Centene Corp.µ*
400,000	4.750%, 01/15/25	412,630
52,000	4.250%, 12/15/27	54,493
	CHS/Community Health Systems, Inc.
220,000	8.125%, 06/30/24*	147,468
60,000	8.000%, 03/15/26µ*	57,628
40,000	6.250%, 03/31/23µ	37,651
140,000	DaVita, Inc.µ 5.125%, 07/15/24	142,290
60,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.µ* 6.000%, 07/15/23	45,116

Schedule of Investments April 30, 2020 (Unaudited)

14 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	HCA, Inc.µ
190,000	5.875%, 05/01/23	$204,581
55,000	7.500%, 11/06/33	62,668
41,000	Hill-Rom Holdings, Inc.µ* 4.375%, 09/15/27	41,884
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	21,587
95,000	Par Pharmaceutical, Inc.µ* 7.500%, 04/01/27	96,451
62,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	34,255
	Tenet Healthcare Corp.µ
120,000	6.250%, 02/01/27*	118,431
75,000	4.625%, 07/15/24	74,222
70,000	6.875%, 11/15/31	60,528
65,000	4.875%, 01/01/26*	64,528
75,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	71,422
	Teva Pharmaceutical Finance Netherlands III, BVµ
285,000	2.800%, 07/21/23	262,464
16,000	2.200%, 07/21/21	15,623
125,000	West Street Merger Sub, Inc.µ* 6.375%, 09/01/25	117,798
		2,533,993

Industrials (2.9%)
80,000	ACCO Brands Corp.µ* 5.250%, 12/15/24	79,550
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLCµ
65,000	5.750%, 03/15/25	66,787
65,000	4.625%, 01/15/27*	65,434
39,000	4.875%, 02/15/30*	39,591
	Allison Transmission, Inc.µ*
70,000	4.750%, 10/01/27	65,627
15,000	5.875%, 06/01/29	14,585
	American Airlines Group, Inc.*
55,000	5.000%, 06/01/22	31,292
40,000	3.750%, 03/01/25	18,780
200,000	ARD Finance, SAµ* 6.500%, 06/30/27 7.250% PIK rate	187,483
	Avolon Holdings Funding, Ltd.µ*
28,000	5.250%, 05/15/24	24,728
22,000	2.875%, 02/15/25	18,211
65,000	Beacon Roofing Supply, Inc.µ* 4.875%, 11/01/25	57,463
65,000	Berry Global, Inc.µ* 4.875%, 07/15/26	66,576

PRINCIPAL AMOUNT		VALUE
	Cascades, Inc. /Cascades USA, Inc.µ*
39,000	5.125%, 01/15/26	$39,291
26,000	5.375%, 01/15/28	26,398
85,000	Covanta Holding Corp.µ 5.875%, 03/01/24	84,308
60,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	56,177
12,000	Delta Air Lines, Inc.µ* 7.000%, 05/01/25	12,324
60,000	Dun & Bradstreet Corp.µ* 6.875%, 08/15/26	63,445
25,000	EnerSysµ* 4.375%, 12/15/27	24,255
	Golden Nugget, Inc.*
70,000	8.750%, 10/01/25	40,504
70,000	6.750%, 10/15/24µ	55,292
25,000	Granite US Holdings Corp.µ* 11.000%, 10/01/27	21,317
30,000	Graphic Packaging International, LLCµ* 4.750%, 07/15/27	31,062
60,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	61,326
95,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	90,613
65,000	Herc Holdings, Inc.µ* 5.500%, 07/15/27	61,700
	Hertz Corp.*
51,000	6.000%, 01/15/28	9,320
33,000	7.625%, 06/01/22	12,612
	Howmet Aerospace, Inc.µ
61,000	5.125%, 10/01/24	59,046
18,000	6.875%, 05/01/25	18,446
62,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	55,931
25,000	KeHE Distributors, LLC / KeHE Finance Corp.µ* 8.625%, 10/15/26	26,533
115,000	Meritor, Inc.µ 6.250%, 02/15/24	113,204
33,000	Moog, Inc.µ* 4.250%, 12/15/27	31,130
65,000	Nationstar Mortgage Holdings, Inc.µ* 6.000%, 01/15/27	55,981
	Navistar International Corp.µ*
45,000	6.625%, 11/01/25	38,609
23,000	9.500%, 05/01/25	24,139
52,000	Novelis Corp.µ* 4.750%, 01/30/30	46,184
90,000	Park-Ohio Industries, Inc.µ 6.625%, 04/15/27	69,433
30,000	Patrick Industries, Inc.µ* 7.500%, 10/15/27	28,238

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
125,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	$109,295
	Station Casinos, LLCµ*
80,000	4.500%, 02/15/28	64,108
65,000	5.000%, 10/01/25	54,247
35,000	Tennant Companyµ 5.625%, 05/01/25	35,057
	TransDigm, Inc.µ
95,000	6.250%, 03/15/26*	93,557
60,000	7.500%, 03/15/27	54,768
	United Rentals North America, Inc.µ
25,000	6.500%, 12/15/26	26,249
20,000	5.875%, 09/15/26	20,600
25,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	24,972
65,000	XPO Logistics, Inc.µ* 6.750%, 08/15/24	67,088
		2,542,866

Information Technology (1.0%)
425,000	CDW, LLC / CDW Finance Corp.µ 4.125%, 05/01/25	429,547
400,000	Dell International, LLC / EMC Corp.µ* 5.450%, 06/15/23	423,150
		852,697

Information Technology (0.6%)
25,000	CDK Global, Inc.µ* 5.250%, 05/15/29	25,501
39,000	Clear Channel Worldwide Holdings, Inc.µ* 5.125%, 08/15/27	36,742
60,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	53,549
	Dell International, LLC / EMC Corp.µ*
115,000	6.020%, 06/15/26	124,856
45,000	6.100%, 07/15/27	49,422
25,000	5.850%, 07/15/25	27,316
26,000	Fair Isaac Corp.µ* 4.000%, 06/15/28	25,859
39,000	MTS Systems Corp.µ* 5.750%, 08/15/27	36,922
39,000	Open Text Corp.µ* 3.875%, 02/15/28	38,155
36,000	PTC, Inc.µ* 4.000%, 02/15/28	35,286
80,000	Vericast Corp.µ* 8.375%, 08/15/22	58,274
		511,882

Materials (1.1%)
27,000	Allegheny Technologies, Inc.µ 5.875%, 12/01/27	22,665
35,000	ArcelorMittal, SAµ 7.000%, 10/15/39	36,723

PRINCIPAL AMOUNT		VALUE
200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.µ* 6.000%, 02/15/25	$200,704
25,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LPµ* 8.750%, 07/15/26	22,021
13,000	Compass Minerals International, Inc.µ* 6.750%, 12/01/27	12,886
	Freeport-McMoRan, Inc.µ
35,000	5.000%, 09/01/27	34,007
25,000	5.450%, 03/15/43	23,051
20,000	5.400%, 11/14/34	18,657
200,000	Fresnillo, PLC 5.500%, 11/13/23	209,962
40,000	JW Aluminum Continuous Cast Companyµ* 10.250%, 06/01/26	41,140
	Kaiser Aluminum Corp.µ*
40,000	4.625%, 03/01/28	37,379
18,000	6.500%, 05/01/25	18,359
15,000	Mineral Resources, Ltd.µ* 8.125%, 05/01/27	15,406
55,000	New Gold, Inc.µ* 6.375%, 05/15/25	53,069
13,000	Norbord, Inc.µ* 5.750%, 07/15/27	11,914
110,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	84,555
12,000	Polyone Corp.* 5.750%, 05/15/25	12,158
56,000	Silgan Holdings, Inc.µ* 4.125%, 02/01/28	55,173
39,000	Univar Solutions USA, Inc.µ* 5.125%, 12/01/27	38,817
		948,646

Real Estate (0.3%)
70,000	CBL & Associates, LP 5.250%, 12/01/23	19,107
	Forestar Group, Inc.µ*
60,000	8.000%, 04/15/24	59,210
38,000	5.000%, 03/01/28	33,257
100,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	102,156
65,000	Service Properties Trustµ 4.350%, 10/01/24	54,671
		268,401

Utilities (0.4%)
39,000	Calpine Corp.µ* 4.500%, 02/15/28	37,922

Schedule of Investments April 30, 2020 (Unaudited)

16 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
10,000	NextEra Energy Operating Partners, LPµ* 4.250%, 07/15/24	$10,118
	NRG Energy, Inc.µ
43,000	5.750%, 01/15/28	46,495
20,000	6.625%, 01/15/27	21,382
88,000	PPL Capital Funding, Inc.µ‡ 4.040%, 03/30/67 3 mo. USD LIBOR + 2.67%	66,782
	Talen Energy Supply, LLCµ*
25,000	10.500%, 01/15/26	20,665
10,000	7.250%, 05/15/27	9,920
65,000	TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	68,357
55,000	Vistra Energy Corp.µ* 8.125%, 01/30/26	57,728
		339,369

	Total Corporate Bonds (Cost $21,529,312)	18,994,341

Convertible Bonds (21.2%)
Communication Services (2.3%)
27,000	Intelsat, SA 4.500%, 06/15/25	5,112
485,000	Live Nation Entertainment, Inc.µ 2.500%, 03/15/23	465,668
1,166,000	Sea, Ltd.* 1.000%, 12/01/24	1,500,770
		1,971,550

Consumer Discretionary (5.7%)
661,000	Booking Holdings, Inc.µ* 0.750%, 05/01/25	747,551
791,000	Burlington Stores, Inc.µ* 2.250%, 04/15/25	844,072
147,000	Callaway Golf Company* 2.750%, 05/01/26	152,799
326,000	Carnival Corp.µ* 5.750%, 04/01/23	552,169
418,000	Dick‘s Sporting Goods, Inc.µ* 3.250%, 04/15/25	446,347
141,000	DISH Network Corp. 2.375%, 03/15/24	118,963
220,000	Farfetch, Ltd.µ* 3.750%, 05/01/27	233,809
	Liberty Interactive, LLC
66,000	4.000%, 11/15/29	44,522
65,000	3.750%, 02/15/30	43,041
1,105,000	NIO, Inc. 4.500%, 02/01/24	581,705
278,000	Tesla, Inc.µ 2.375%, 03/15/22	694,054

PRINCIPAL AMOUNT			VALUE
531,000		Winnebago Industries, Inc.µ* 1.500%, 04/01/25	$510,437
			4,969,469

Consumer Staples (0.9%)
		Premium Brands Holdings Corp.
572,000	CAD	4.600%, 12/31/23	404,819
508,000	CAD	4.650%, 04/30/21	384,627
			789,446

Energy (1.7%)
22,000		Denbury Resources, Inc.* 6.375%, 12/31/24	9,741
220,000		Scorpio Tankers, Inc. 3.000%, 05/15/22	210,199
1,600,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	1,240,928
			1,460,868

Financials (0.1%)
65,000		Prospect Capital Corp. 4.950%, 07/15/22	62,270

Health Care (3.0%)
882,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	483,153
333,000		Exact Sciences Corp.µ 0.375%, 03/15/27	325,474
602,000		Insulet Corp.µ* 0.375%, 09/01/26	675,854
261,000		NanoString Technologies, Inc.µ* 2.625%, 03/01/25	253,581
165,000		Natera, Inc.µ* 2.250%, 05/01/27	194,967
582,000		Repligen Corp.µ 0.375%, 07/15/24	690,031
			2,623,060

Industrials (0.9%)
25,000		Patrick Industries, Inc. 1.000%, 02/01/23	20,650
736,000		Southwest Airlines Company 1.250%, 05/01/25	809,232
			829,882

Information Technology (4.1%)
400,000	EUR	Nexi S.p.Aµ 1.750%, 04/24/27	442,539
842,000		Slack Technologies, Inc.µ* 0.500%, 04/15/25	935,096
1,355,000		Square, Inc.µ 0.500%, 05/15/23	1,519,341
524,000		Xero Investments, Ltd. 2.375%, 10/04/23	685,222
			3,582,198

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE

Materials (2.5%)
100,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	$890,668
1,000,000	CHF	Sika, AG 3.750%, 01/30/22	1,256,674
			2,147,342

		Total Convertible Bonds (Cost $19,575,864)	18,436,085

Bank Loans (0.4%)¡
Communication Services (0.2%)
157,119		Intelsat Jackson Holdings, SA 6.625%, 01/02/24	157,340

Consumer Discretionary (0.1%)
106,933		Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	104,661

Financials (0.0%)
29,933		GLP Financing, LLC‡ 2.516%, 04/28/21 1 mo. LIBOR + 1.50%	29,335

Information Technology (0.1%)
59,250		BMC Software Finance, Inc.‡ 4.654%, 10/02/25 1 mo. LIBOR + 4.25%	51,473

		Total Bank Loans (Cost $354,772)	342,809

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (10.7%)
Energy (0.2%)
	NuStar Energy, LP‡
5,135	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	88,835
2,635	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	42,424
2,270	NuStar Logistics, LP‡ 7.953%, 01/15/43 3 mo. USD LIBOR + 6.73%	43,312
		174,571

Financials (1.9%)
3,900	Assurant, Inc.µ 6.500%, 03/15/21	417,690
898	Bank of America Corp.‡‡ 7.250%	1,241,395
		1,659,085

Health Care (2.1%)
1,555	Danaher Corp.µ 4.750%, 04/15/22	1,849,081

NUMBER OF SHARES			VALUE

Industrials (1.1%)
11,676		Stanley Black & Decker, Inc.µ 5.250%, 11/15/22	$928,359

Information Technology (2.1%)
1,800		Broadcom, Inc.µ 8.000%, 09/30/22	1,831,392

Real Estate (1.0%)
620		Crown Castle International Corp.µ 6.875%, 08/01/20	863,660

Utilities (2.3%)
13,025		American Electric Power Company, Inc.µ 6.125%, 03/15/22	661,670
27,536		NextEra Energy, Inc.µ 4.872%, 09/01/22	1,320,076
			1,981,746
		Total Convertible Preferred Stocks (Cost $9,627,313)	9,287,894

Common Stocks (84.4%)
Communication Services (10.2%)
1,425		Alphabet, Inc. - Class A#	1,919,047
38,700	HKD	Tencent Holdings, Ltd.	2,034,437
2,275		Tencent Holdings, Ltd.	119,711
14,900		Verizon Communications, Inc.	856,005
36,550		Walt Disney Company~	3,952,882
			8,882,082

Consumer Discretionary (10.3%)
10,145		Alibaba Group Holding, Ltd.#	2,056,087
18,750		Aptiv, PLC	1,304,063
39,800	GBP	Compass Group, PLC	669,731
21,150	EUR	Daimler, AG	723,393
10,200		Lowe’s Companies, Inc.	1,068,450
9,040		Lululemon Athletica, Inc.#	2,020,259
4,900		McDonald’s Corp.	919,044
3,900		Royal Caribbean Cruises, Ltd.µ	182,403
			8,943,430

Consumer Staples (5.9%)
36,649		Coca-Cola Company~	1,681,823
13,700	EUR	Danone, SA	954,849
3,000		Estee Lauder Companies, Inc. - Class A	529,200
35,390	JPY	Japan Tobacco, Inc.	659,070
7,655	CHF	Nestlé, SA	810,741
6,900		Philip Morris International, Inc.	514,740
			5,150,423

Schedule of Investments April 30, 2020 (Unaudited)

18 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Energy (6.7%)
85,700	GBP	BP, PLC	$337,693
5,400		Chevron Corp.µ	496,800
3,150		Energy Transfer, LPµ	26,460
3,375		Enterprise Products Partners, LPµ	59,265
17,390		Exxon Mobil Corp.	808,113
700		GasLog, Ltd.	3,234
940		Magellan Midstream Partners, LPµ	38,662
12,200		Marathon Petroleum Corp.	391,376
26,575	EUR	Neste Oyj	938,510
4,474		Occidental Petroleum Corp.µ	74,268
59,700	INR	Reliance Industries, Ltd.	1,159,164
47,265	EUR	Royal Dutch Shell, PLC - Class A	790,007
26,800		Schlumberger, Ltd.	450,776
1,385		Targa Resources Corp.µ	17,950
25,700	CAD	Tourmaline Oil Corp.	254,794
787		Weatherford International, PLC#	3,542
450		Williams Companies, Inc.µ	8,717
			5,859,331

Financials (12.3%)
38,500		American International Group, Inc.~	979,055
71,825		Bank of America Corp.~	1,727,391
263,000	HKD	China Construction Bank Corp. - Class H	211,100
7,375		Goldman Sachs Group, Inc.	1,352,722
106,100	INR	HDFC Bank, Ltd.	1,390,774
55,200		Itau Unibanco Holding, SA	232,392
15,225		JPMorgan Chase & Company	1,457,946
34,571	GBP	M&G, PLC	57,313
176,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	1,796,110
46,650	GBP	Prudential, PLC	658,111
29,125		Wells Fargo & Company	846,081
			10,708,995

Health Care (8.4%)
4,500		Abbott Laboratoriesµ	414,405
39,038		Alcon, Inc.#	2,061,597
8,729	EUR	Bayer, AG	574,100
10,750	AUD	CSL, Ltd.	2,142,768
1,875		Intuitive Surgical, Inc.#	957,900
18,875		Novo Nordisk, A/S	1,195,354
			7,346,124

Industrials (8.1%)
11,475	EUR	Alstom, SA	470,693
15,875	SEK	Atlas Copco, AB - Class A	547,123

NUMBER OF SHARES			VALUE
3,875		Boeing Companyµ	$546,453
66,275	CAD	CAE, Inc.	1,095,100
7,400	JPY	FANUC Corp.	1,207,778
24,400		General Electric Company~	165,920
11,800	JPY	Harmonic Drive Systems, Inc.	545,147
615		Lockheed Martin Corp.µ	239,272
16,000	JPY	Nidec Corp.	931,425
6,900	EUR	Schneider Electric, SE	637,645
1,500		Union Pacific Corp.µ	239,685
5,200	EUR	Vinci, SA	425,994
131		Wabtec Corp.µ	7,391
			7,059,626

Information Technology (17.9%)
11,300		Advanced Micro Devices, Inc.µ#	592,007
1,525	EUR	Adyen, NV*#	1,506,059
3,700		Apple, Inc.µ	1,087,060
6,005		ASML Holding, NV	1,732,022
4,500		Coupa Software, Inc.#	792,405
4,300	JPY	Keyence Corp.	1,535,152
10,925		Micron Technology, Inc.µ#	523,198
13,130		Microsoft Corp.µ	2,353,027
1,400		NVIDIA Corp.µ	409,192
3,225		Salesforce.com, Inc.µ#	522,289
16,500	KRW	Samsung Electronics Company, Ltd.	678,439
1,585	EUR	SAP, SEµ	188,785
45,750		Taiwan Semiconductor Manufacturing Company, Ltd.	2,430,698
6,775		Visa, Inc. - Class A	1,210,828
			15,561,161

Materials (2.9%)
23,900	EUR	CRH, PLC	725,092
64,975		Freeport-McMoRan, Inc.	573,729
4,150		Linde, PLC	763,559
304,000	TWD	Taiwan Cement Corp.	438,604
			2,500,984

Real Estate (0.5%)
128,000	HKD	China Overseas Land & Investment, Ltd.	472,825

Utilities (1.2%)
64,200	GBP	SSE, PLC	1,007,001

		Total Common Stocks (Cost $93,610,446)	73,491,982

Exchange-Traded Funds (1.0%)
Other (1.0%)
4,150		iShares iBoxx High Yield Corporate Bond ETF	333,784

Schedule of Investments April 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 19

NUMBER OF SHARES		VALUE
4,891	SPDR Bloomberg Barclays High Yield Bond ETF	$484,356

	Total Exchange-Traded Funds (Cost $816,074)	818,140

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.6%) #
Communication Services (0.3%)
69 1,412,499	Facebook, Inc. Call, 06/18/21, Strike $200.00	225,285

Consumer Discretionary (0.7%)
14 3,463,600	Amazon.com, Inc. Call, 01/21/22, Strike $2,500.00	617,050

Information Technology (0.2%)
21 738,234	ServiceNow, Inc. Call, 01/21/22, Strike $350.00	168,000

Other (0.4%)
	SPDR S&P 500 ETF Trust
712 20,682,176	Put, 05/22/20, Strike $270.00	246,352
270 7,842,960	Call, 05/15/20, Strike $325.00	1,755
155 4,502,440	Put, 05/22/20, Strike $290.00	129,193
		377,300

	Total Purchased Options (Cost $1,712,722)	1,387,635

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.9%)
839,487	Fidelity Prime Money Market Fund - Institutional Class, 0.490%***	840,243
838,921	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.150%***	838,921

	Total Short Term Investments (Cost $1,679,005)	1,679,164

	TOTAL INVESTMENTS (143.0%) (Cost $148,905,508)	124,438,050

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.8%)		(12,000,000)

LIABILITIES, LESS OTHER ASSETS (-29.2%)		(25,388,261)

NET ASSETS (100.0%)		$87,049,789

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.2%) #
Consumer Staples (0.0%)
30 529,200	Estee Lauder Companies, Inc. Call, 07/17/20, Strike $200.00	$ (8,100)
69 514,740	Philip Morris International, Inc. Call, 09/18/20, Strike $90.00	(8,867)
		(16,967)

Financials (0.0%)
36 660,312	Goldman Sachs Group, Inc. Call, 01/15/21, Strike $255.00	(11,844)

Health Care (0.0%)
18 919,584	Intuitive Surgical, Inc. Call, 07/17/20, Strike $590.00	(15,840)

Information Technology (0.0%)
15 177,810	SAP, SE Call, 12/18/20, Strike $140.00	(6,300)

Materials (-0.1%)
649 573,067	Freeport-McMoRan, Inc. Call, 11/20/20, Strike $13.00	(38,291)

Other (-0.1%)
712 20,682,176	SPDR S&P 500 ETF Trust Put, 05/22/20, Strike $245.00	(76,540)

	Total WRITTEN OPTIONS (Premium $447,433)	(165,782)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $39,121,005.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2020.

&Illiquid security.

‡‡Perpetual maturity.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,150,935.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

***The rate disclosed is the 7 day net yield as of April 30, 2020.

Schedule of Investments April 30, 2020 (Unaudited)

20 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

FOREIGN CURRENCY ABBREVIATIONS

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR European Monetary Unit

GBP British Pound Sterling

HKD Hong Kong Dollar

INR Indian Rupee

JPY Japanese Yen

KRW South Korean Won

SEK Swedish Krona

TWD New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2020

	Value	% of Total Investments
US Dollar	$91,834,261	73.9%
European Monetary Unit	8,377,666	6.7%
Japanese Yen	5,769,240	4.6%
Hong Kong Dollar	4,514,472	3.6%
British Pound Sterling	2,729,849	2.2%
Canadian Dollar	2,622,493	2.1%
Indian Rupee	2,549,938	2.1%
Australian Dollar	2,142,768	1.7%
Swiss Franc	2,067,415	1.7%
South Korean Won	678,439	0.6%
Swedish Krona	547,123	0.4%
New Taiwan Dollar	438,604	0.4%
Total Investments Net of Written Options	$124,272,268	100.0%
Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 21

Statement of Assets and Liabilities April 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $148,905,508)	$124,438,050
Cash with custodian (interest bearing)	478
Restricted cash for short positions (interest bearing)	710
Foreign currency (cost $13,308)	13,326
Receivables:
Accrued interest and dividends	717,143
Investments sold	963,323
Prepaid expenses	67,562
Other assets	42,324
Total assets	126,242,916

LIABILITIES
Options written, at value (premium $447,433)	165,782
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $80,747) (Note 7)	11,919,253
Payables:
Notes payable	24,800,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	38,495
Investments purchased	1,943,348
Affiliates:
Investment advisory fees	95,381
Deferred compensation to trustees	42,324
Trustees’ fees and officer compensation	2,164
Other accounts payable and accrued liabilities	186,380
Total liabilities	39,193,127
NET ASSETS	$87,049,789

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,816,238 shares issued and outstanding	$111,804,360
Undistributed net investment income (loss)	(1,574,124)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	1,005,980
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(24,186,427)
NET ASSETS	$87,049,789
Net asset value per common shares based upon 8,816,238 shares issued and outstanding	$9.87

Statement of Operations Six Months Ended April 30, 2020 (Unaudited)

22 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$1,091,036
Dividends	1,037,210
Foreign Taxes Withheld	(35,979)
Total investment income	2,092,267

EXPENSES
Investment advisory fees	722,141
Interest expense on Notes Payable (Note 6)	437,128
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	261,781
Transfer agent fees	15,979
Printing and mailing fees	15,951
Accounting fees	12,522
Trustees’ fees and officer compensation	9,669
Custodian fees	8,930
Audit fees	8,825
Legal fees	8,136
Fund administration fees	6,341
Registration fees	1,081
Other	48,208
Total expenses	1,556,692
NET INVESTMENT INCOME (LOSS)	535,575

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,947,038
Purchased options	1,540,292
Foreign currency transactions	48,509
Written options	(1,241,216)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(14,781,066	)(a)
Purchased options	540,019
Foreign currency translations	1,395
Written options	242,048
NET GAIN (LOSS)	(10,702,981)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,167,406)

(a)Net of change of $25,629 in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 23

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$535,575	$1,491,762
Net realized gain (loss)	3,294,623	4,115,542
Change in unrealized appreciation/(depreciation)	(13,997,604)	4,291,168
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(10,167,406)	9,898,472

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(5,243,744)	(10,386,375)
Net decrease in net assets from distributions to common shareholders	(5,243,744)	(10,386,375)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	1,804,898	—
Reinvestment of distributions resulting in the issuance of stock	130,416	291,468
Net increase (decrease) in net assets from capital stock transactions	1,935,314	291,468
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,475,836)	(196,435)

NET ASSETS
Beginning of period	$100,525,625	$100,722,060
End of period	$87,049,789	$100,525,625

Statement of Cash Flows

24 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(10,167,406)	$9,898,472
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(121,779,726)	(119,682,196)
Net proceeds from disposition of short term investments	576,730	2,421,705
Proceeds paid on closing written options	(2,831,790)	(217,943)
Proceeds from disposition of investment securities, including purchased options	137,223,581	132,102,820
Premiums received from written options	1,896,375	702,942
Amortization and accretion of fixed-income securities	(209,176)	(838,457)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	24,286	84,142
Net realized gains/losses from investments, excluding purchased options	(2,948,640)	(5,153,593)
Net realized gains/losses from purchased options	(1,540,292)	1,324,012
Net realized gains/losses from written options	1,241,216	(318,879)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	14,781,066	(4,506,925)
Change in unrealized appreciation or depreciation on capital gains tax	25,629	(25,629)
Change in unrealized appreciation or depreciation on purchased options	(540,019)	260,579
Change in unrealized appreciation or depreciation on written options	(242,048)	(39,603)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	57,131	64,785
Prepaid expenses	9,322	39,492
Other assets	158,794	(113,562)
Increase/(decrease) in liabilities:
Payables to affiliates	(44,025)	(44,894)
Other accounts payable and accrued liabilities	19,511	28,462
Net cash provided by/(used in operating activities)	$15,710,519	$15,985,730

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in Proceeds from shares sold	1,804,898	—
Distributions to shareholders	(5,113,328)	(10,094,907)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(1,305)	2,568
Offering costs on Mandatory Redeemable Preferred Shares	(14,546)	(65,115)
Repayment of note payable	(13,500,000)	(4,700,000)
Net cash provided by/(used in financing activities)	$(16,824,281)	$(14,857,454)
Net increase/(decrease) in cash and foreign currency*	$(1,113,762)	$1,128,276
Cash and foreign currency and restricted cash at beginning of period	$1,128,276	$—
Cash and foreign currency at end of period	$14,514	$1,128,276
Supplemental disclosure
Cash paid for interest on Notes Payable	$402,148	$1,123,088
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$263,086	$561,743
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$130,416	$291,468

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	13,804	1,128,276
Restricted cash for short positions	710	—
Total cash and restricted cash at period end	$14,514	$1,128,276

*Includes net change in unrealized appreciation or depreciation on foreign currency of $18.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   25

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted this ASU as of November 1, 2019, with no material impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria,

26   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $42,324 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$111,730,905
Proceeds from sales	3,007,894	119,526,218

The cost basis of investments for federal income tax purposes at April 30, 2020 was as follows*:

Cost basis of investments	$148,458,075
Gross unrealized appreciation	2,900,145
Gross unrealized depreciation	(27,085,952)
Net unrealized appreciation (depreciation)	$(24,185,807)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

28   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2020 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2019 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2019
Distributions paid from:
Ordinary income	$4,061,283
Long-term capital gains	2,027,163
Return of capital	4,778,097

As of October 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(9,278,658)
Total accumulated earnings/(losses)	(9,278,658)
Other	(64,763)
Paid-in-capital	109,869,046
Net assets applicable to common shareholders	$100,525,625

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

30   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2020, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$1,387,635	$—
Written options(2)	—	165,782
	$1,387,635	$165,782

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	6,658
Written options	4,328

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2020, the average borrowings under the Agreement were $35.4 million. For the period ended April 30, 2020, the average interest rate was 1.89%. As of April 30, 2020, the amount of total outstanding borrowings was $24.8 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2020 was 0.67%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund, and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2020 there were no securities on loan. The borrowings are categorized as Level 2 within the fair value hierarchy.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2020.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$ 4,000,000
Series B	9/06/24	4.00%	160	$25	$ 4,000,000
Series C	9/06/27	4.24%	160	$25	$ 4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

32   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,791,576 shares outstanding at April 30, 2020. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2020	YEAR ENDED October 31, 2019
Beginning shares	8,669,330	8,644,668
Shares sold	135,857	—
Shares issued through reinvestment of distributions	11,051	24,662
Ending shares	8,816,238	8,669,330

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2020, the Fund sold shares that were $0.0145 in excess of net asset value at an average sales price of $13.2478.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$18,994,341	$—	$18,994,341
Convertible Bonds	—	18,436,085	—	18,436,085
Bank Loans	—	342,809	—	342,809
Convertible Preferred Stocks	9,287,894	—	—	9,287,894
Common Stocks U.S.	44,916,455	—	—	44,916,455
Common Stocks Foreign	2,855,953	25,719,574	—	28,575,527
Exchange-Traded Funds	818,140	—	—	818,140
Purchased Options	1,387,635	—	—	1,387,635
Short Term Investments	1,679,164	—	—	1,679,164
Total	$60,945,241	$63,492,809	$—	$124,438,050
Liabilities:
Written Options	$165,782	$—	$—	$165,782
Total	$165,782	$—	$—	$165,782

Notes to Financial Statements (Unaudited)

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   33

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2020	Year Ended October 31,				2015
		2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21
Income from investment operations:
Net investment income (loss)*	0.06	0.17	0.18	0.23	0.21	0.22
Net realized and unrealized gain (loss)	(1.19)	0.98	(0.73)	2.18	(0.11)	0.06
Total from investment operations	(1.13)	1.15	(0.55)	2.41	0.10	0.28
Less distributions to common shareholders from:
Net investment income	(0.21)	(0.41)	(0.97)	(1.09)	(0.99)	(0.85)
Net realized gains	(0.39)	(0.24)	(0.23)	(0.11)	(0.20)	—
Return of capital	—	(0.55)	—	—	(0.01)	(0.35)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	—	—	0.0236	—	—	—
Net asset value, end of period	$9.87	$11.60	$11.65	$13.40	$12.19	$13.29
Market value, end of period	$9.85	$12.12	$11.50	$13.98	$10.96	$11.96
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(9.97)%	10.35%	(5.06)%	21.44%	2.22%	2.39%
Market value	(14.00)%	16.80%	(10.17)%	40.91%	2.13%	(3.51)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.20% (c)	3.42%	2.98%	2.34%	2.11%	2.00%
Net investment income (loss)	1.10% (c)	1.48%	1.39%	1.87%	1.73%	1.56%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$87,050	$100,526	$100,722	$113,638	$103,158	$112,474
Portfolio turnover rate	82%	81%	119%	134%	114%	76%
Average commission rate paid	$0.0378	$0.0317	$0.0203	$0.0272	$0.0279	$0.0279
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$12,000	$12,000	$12,000	$—	$—
Notes Payable (000’s omitted)	$24,800	$38,300	$43,000	$36,000	$42,000	$44,000
Asset coverage per $1,000 of loan outstanding(d)	$4,994	$3,938	$3,621	$4,490	$3,456	$3,556
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$258	$314	$324	$337	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.76%, 1.75%, 1.69%, 1.62%, 1.62% and 1.63%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

34   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2020, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2019, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2019, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 19, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   35

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

36   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

Automatic Dividend Reinvestment Plan

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   37

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2020

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 29, 2020

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 29, 2020